SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 August 28, 1997



                        GS FINANCIAL PRODUCTS U.S., L.P.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




     CAYMAN ISLANDS                NO. 000-25178                 NO. 52-1919759
     --------------                -------------                 --------------
(State or Other Jurisdic-          (Commission                    (IRS Employer
 tion of Incorporation)            File Number)                  Identification
                                                                       No.)



              P.O. BOX 896
  HARBOUR CENTRE, NORTH CHURCH STREET
      GRAND CAYMAN, CAYMAN ISLANDS                           N/A
  -----------------------------------                     ----------
(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code: (345) 945-1326



--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 5.  OTHER EVENTS.

         On August 28, 1997, GS Financial Products U.S., L.P. (the "Company") issued $120,000,000 aggregate principal amount of its 3% Exchangeable Notes due August 28, 2002 (the "Securities"). Accompanying this Current Report on Form 8-K as exhibits 4.1, 5.1, 5.2 and 8.1 are (i) the Officers' Certificate establishing the terms of the Securities (including the form of Note); (ii) the opinions of Company's U.S. and Cayman Islands counsel regarding the validity of the Securities; and (iii) the opinion of the Company's U.S. counsel regarding the material U.S. federal income tax consequences of the purchase, holding and disposition of the Securities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

    (c)  The following exhibits are filed as part of this Form 8-K:

    4.1 Officers' Certificate establishing the terms of the Securities (including the form of Note).

    5.1 Opinion letter of the Company's U.S. counsel regarding the validity of the Securities.

    5.2 Opinion letter of the Company's Cayman Islands counsel regarding the validity of the Securities.

    8.1 Opinion letter of the Company's U.S. counsel regarding the material U.S. federal income tax consequences of the purchase, holding and disposition of the Securities.





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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GS FINANCIAL PRODUCTS U.S., L.P.
                                       (Registrant)
                                       acting by its general partner
                                       GS Financial Products US Co.



Date:  September 4, 1997               By: /s/ Greg Swart
                                          -------------------------------------
                                          Name:  Greg Swart
                                          Title:  President




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



                                INDEX TO EXHIBITS



Exhibit
No.                  Description                                    Page No.
-------              -----------                                    --------

4.1                  Officers' Certificate establishing
                     the terms of the Securities
                     (including the form of Note).

5.1                  Opinion letter of the Company's
                     U.S. counsel regarding the validity
                     of the Securities.

5.2                  Opinion letter of the Company's
                     Cayman Islands counsel regarding
                     the validity of the Securities.

8.1                  Opinion letter of the Company's
                     U.S. counsel regarding certain
                     U.S. federal income tax matters.











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